Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as amended from time to time, this “Agreement”), dated as of November 1, 2016, is made by and among Beasley Broadcast Group, Inc., a company incorporated under the laws of the State of Delaware (the “Company”), BFTW LLC, a Delaware limited liability company (“BFTW LLC”) and the persons set forth on Schedule A to this Agreement (the “Stockholders”). References to any Stockholder include all transferees to whom a Stockholder transfers Registrable Shares and related rights under this Agreement in accordance with Section 6.1.

WHEREAS, prior to the date hereof, the Company, Beasley Media Group 2, Inc., Greater Media, Inc. and Peter A. Bordes, as representative of the Stockholders, have entered into a merger agreement (the “Merger Agreement”), pursuant to which, among other things, the Stockholders will acquire shares of Class A Common Stock, par value $0.001 per share (the “Common Stock”), of the Company; and

WHEREAS, the Company has agreed to provide the Stockholders with the registration rights set forth in this Agreement with respect to the Registrable Shares.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

“Additional Shares” has the meaning assigned to such term in the Merger Agreement.

“Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by, or is under common control with, such person.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Approved Greater Media Transfer” – one or more transfers by a Stockholder made (i) to a member or members of the Immediate Family Group of such Stockholder, (ii) to another Stockholder and/or a member or members of the Immediate Family Group of such Stockholder, (iii) to the estate of such Stockholder, or (iv) by operation of the provisions of the trust instrument of a trust which is a Stockholder or which is a successor trust, including by way of being a “mirror”, “sub” or “split” trust, directly or indirectly, of a trust which is a Stockholder, so long as the recipient of such transfer is a transferee under clauses (i) through (iv) of this definition (it being understood that any change in trustees of any such trust is an Approved Greater Media Transfer). In addition, “Approved Greater Media Transfer” shall include one or more transfers from a person receiving Registrable Shares pursuant to the prior sentence to the Stockholder who originally transferred such Registrable Shares to such recipient.

“Approved Greater Media Transferee” – a transferee receiving Registrable Shares pursuant to an Approved Greater Media Transfer.

“Beasley Stockholders” means (i) members of the Beasley family, (ii) trusts for the benefit of members of the Beasley family and (iii) Affiliates of the members of the Beasley family who are, in each case, are at any time and from time to time holders of Common Stock or Class B Common Stock.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which the banks are required or authorized by law to be closed in the City of New York or the Commission is closed.

“Class B Common Stock” means the Class B common stock, par value $0.001 per share, of the Company.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Demand Threshold” has the meaning set forth in Section 2.2.

“End Date” has the meaning set forth in Section 2.1(d).

“Escrow Agreement” means that certain Escrow Agreement as defined in the Merger Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Immediate Family Group” – as to any individual, (i) such individual’s parents, mother-in-law, father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, children (including by way of adoption), grandchildren (including by way of adoption), great grandchildren (including by way of adoption) or next of kin and (ii) one or more trusts, family partnerships or other entities (in each case, organized under the laws of the United States or any political subdivision thereof) for the benefit of such individual and/or one or more of the persons set forth in clause (i).

“Merger Agreement” has the meaning set forth in the preamble to this Agreement.

“Registrable Shares” means the shares of Common Stock issued by the Company pursuant to the Merger Agreement and held by any Stockholder (including, any Additional Shares or Registrable Shares transferred pursuant to Section 6.1) and any securities of the Company issued in respect thereof or in substitution therefor, including in connection with any stock split, dividend or combination, or any reclassification, recapitalization or other similar reorganization; provided, however, that Registrable Shares held by a Stockholder will not be considered Registrable Shares for purposes of this Agreement following the earliest to occur of the following: (i) a registration statement covering such Registrable Shares has been declared effective by the Commission and all such Registrable Shares have been disposed of pursuant to such effective registration statement and (ii) such Registrable Shares have been sold or transferred by a Stockholder in such a manner that the transferor’s rights under this Agreement are not assigned to the transferee of such Registrable Shares pursuant to Section 6.1.

“Rule 144” means Rule 144 promulgated under the Securities Act by the Commission, as the same shall be amended from time to time, or any successor rule then in effect.

“Scheduled Black-out Period” means the period beginning on the last day of a fiscal quarter of the Company to and including the second Business Day after the day on which the Company publicly releases its earnings for such fiscal quarter.

“Securities Act” means the Securities Act of 1933, as amended.

“Stockholders” has the meaning set forth in the preamble to this Agreement.

ARTICLE II.

DEMAND AND PIGGYBACK RIGHTS

2.1 Initial Registration Statement.

(a) Within 20 days following the date of this Agreement, the Company will file a shelf registration statement on Form S-3 (or a successor form) covering all Registrable Shares held by the Stockholders (the “Initial Shelf”).

(b) The Company will use reasonable best efforts to cause the Initial Shelf to be declared effective by the Commission as soon as reasonably practicable.

(c) Promptly following the issuance of any Additional Shares by the Company to the Stockholders, the Company shall file a post-effective amendment to the Initial Shelf in order to add such Additional Shares to the Initial Shelf.

(d) The Company will keep a shelf registration statement on Form S-3 (or a successor form) filed pursuant to this Section 2.1 continuously effective until the earliest of (i) the date on which all Registrable Shares covered by such shelf registration statement have been sold thereunder, (ii) the date there cease to be any Registrable Shares outstanding and (iii) six years following the date the Initial Shelf is declared effective by the Commission (such earliest date being the “End Date”). For the avoidance of doubt, if any Registrable Shares exist and have not been sold prior to the date on which securities may no longer be offered and sold pursuant to the Initial Shelf, the Company shall file a new shelf registration statement on Form S-3 (or a successor form) covering all remaining Registrable Shares held by the Stockholders, and shall use reasonable best efforts to keep such shelf registration statement continuously effective until the End Date.

(e) Subject to Section 2.4, upon the request, made at any time and from time to time, of Stockholders who own Registrable Shares, the Company shall facilitate in the manner described in this Agreement an offering of Registrable Shares included in any shelf registration statement.

2.2 Right to Demand Registration. Subject to Section 2.4(a), if the Initial Shelf is not declared effective by the Commission in accordance with Section 2.1 or if at any time prior to the End Date the Initial Shelf (or such additional shelf registration statement filed in accordance with Section 2.1(d)) is unavailable, then the Stockholders by written notice executed by (i) BFTW LLC or (ii) Stockholders who collectively hold sufficient Registrable Shares to satisfy the Demand Threshold, pursuant to the terms of this Agreement, have the right to require the Company to register such number of Registrable Shares as requested by the Stockholders on Form S-1 (or a successor form); provided that the Company shall not be required to effect any registration on Form S-1 pursuant to this Section 2.2 unless such offering is reasonably expected to result in aggregate gross proceeds exceeding $7.0 million (the “Demand Threshold”); provided, further, that in no event shall the Company be required to effect more than one registration on Form S-1 within any 180-day period.

2.3 Right to Piggyback on a Registered Offering. Subject to the limitations set forth in this Agreement, in connection with any underwritten registered offering of Common Stock (whether at the initiative of the Company or otherwise), each of the Stockholders, in its sole discretion, may include in such offering Registrable Shares held by such Stockholder. The Company will provide notice to the Stockholders regarding such registered offering of securities as required by this Agreement and comply with all other requirements of the Company in the manner set forth in this Agreement.

2.4 Limitations on Demand, Shelf Takedown and Piggyback Rights.

(a) The Company shall not be required to effect more than two demand registrations on Form S-1 (or a successor form) pursuant to Section 2.2; provided that no such registration shall count for purposes of this Section 2.4(a) unless the registration statement for such registration is declared effective by the Commission and the Company has otherwise complied in all material respects with all other requirements under this Agreement in connection with such registration.

(b) The Company shall not be required to effect (i) more than four underwritten shelf takedowns of Registrable Shares included in a shelf registration statement, (ii) any underwritten shelf takedown of Registrable Shares included in a shelf registration statement unless such offering is reasonably expected to result in aggregate gross proceeds exceeding $5.0 million or (iii) more than one underwritten shelf takedown of Registrable Shares included in a shelf registration statement within any 90-day period; provided that no such underwritten shelf takedown shall count for purposes of this Section 2.4(b) unless the Company has otherwise complied in all material respects with all other requirements under this Agreement in connection with such underwritten shelf takedown.

(c) Notwithstanding anything in this Agreement to the contrary, the Stockholders will not have piggyback or other registration rights with respect to registered offerings by the Company (i) covered by a Form S-8 registration statement or a successor form applicable to executive or employee benefit or compensation-related offers and sales, (ii) covered by a Form S-4 (or any similar or successor form providing for the registration of securities in connection with mergers, acquisitions, exchange offers or subscription offers) or (iii) otherwise where the securities are not being sold for cash.

(d) The Company may postpone the filing of a registration statement or an offering of Registrable Shares under Section 2.1 (other than the Initial Shelf) or Section 2.2 or suspend the effectiveness of any shelf registration statement for a reasonable “blackout period”, in each case, not in excess of 75 days, if the board of directors of the Company determines in good faith that such registration or offering is reasonably likely to require premature disclosure of information, the premature disclosure of which would adversely affect the Company; provided that the Company shall not, other than with respect to Scheduled Black-out Periods, postpone the filing of a registration statement or an offering of Registrable Shares under Section 2.1 or Section 2.2 or suspend the effectiveness of any shelf registration statement pursuant to this Section 2.4(d) more than once in any 360-day period. In addition, notwithstanding anything to the contrary, during any Scheduled Black-out Period or upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that, in the good faith determination of the Company, make inadvisable the use of such registration statement, prospectus or prospectus supplement, each Stockholder shall forthwith discontinue any disposition of Registrable Shares pursuant to such registration statement or use of such prospectus or prospectus supplement until termination of such Scheduled Black-out Period or until the Stockholders have received copies of a supplemented or amended prospectus or prospectus supplement, or until such Stockholder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Stockholder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Stockholder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Shares. The Company shall prepare such supplemented or amended prospectus or prospectus supplement as expeditiously as possible.

ARTICLE III.

NOTICES, CUTBACKS AND OTHER MATTERS

3.1 Notifications Regarding Registration Statements. The Company shall notify each Stockholder of an anticipated registered offering of securities (whether pursuant to a request made by (i) Stockholders (with respect to underwritten offerings only), (ii) any other person or (iii) at the Company’s own initiative) no later than 5:00 pm, New York City time, on (x) if applicable, the fifth (5th) Business Day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such offering is expected to be finalized, and (y) in all cases, the tenth (10th) Business Day prior to the proposed filing date of the registration statement.

3.2 Notifications by the Stockholders Regarding Piggyback Rights.

(a) Any Stockholder wishing to exercise its piggyback rights with respect to an offering must notify the Company and the other Stockholders of the number of Registrable Shares it seeks to have included in such offering. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the third (3rd) Business Day after the Company notice pursuant to Section 3.1 has been delivered.

(b) Any Stockholder wishing to exercise its piggyback rights with respect to an underwritten shelf takedown must notify the Company and the other Stockholders of the number of Registrable Shares it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the second (2nd) Business Day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized.

3.3 Plan of Distribution, Underwriters and Counsel. For any registration other than a registration initiated by the Stockholders pursuant to Section 2.1 or Section 2.2, the Company or, if applicable, other Company stockholders initiating such registration will be entitled to determine the plan of distribution and, for any underwritten offering, select the managing underwriters for such offering. For any registration or offering initiated by the Stockholders pursuant to Section 2.1 or Section 2.2, Stockholders representing a majority of the Registrable Shares being offered shall be entitled to determine the plan of distribution and, with the Company’s consent (not to be unreasonably withheld) select the managing underwriters.

3.4 Cutbacks. If the managing underwriters advise the Company and the selling Stockholders that, in their good faith opinion, the number of Registrable Shares requested to be included in an underwritten offering (including any underwritten shelf takedown) exceeds the amount that can be sold in such offering without adversely affecting the offering price of the shares being offered, such offering will include only the number of Registrable Shares that the managing underwriters advise can be sold in such offering.

(a) In the case of an underwritten offering (including any underwritten shelf takedown) upon the request of Stockholders pursuant to Section 2.1 or Section 2.2, the selling Stockholders collectively will have first priority and will be subject to cutback pro rata based on the respective number of Registrable Shares requested by each such selling Stockholder to be included in such offering (up to the number of Registrable Shares initially requested by them to be included in such offering). To the extent of any remaining capacity, the Company will have second priority. To the extent of any remaining capacity, any other stockholders having registration rights shall have third priority and will be subject to cutback pro rata based on the number of shares of Common Stock then held by each such stockholder. To the extent of any remaining capacity, and only if all Common Stock referred to in the preceding sentence has been included in such registration, any other shares of Common Stock eligible for inclusion in such offering may be included.

(b) In the case of a underwritten offering (including any underwritten shelf takedown) upon the initiative of the Company or any third party or parties (other than the Stockholders or the Beasley Stockholders), the Company or such third parties, as applicable, will have first priority. To the extent of any remaining capacity, the Stockholders shall have second priority. To the extent of any remaining capacity, the Company shall have third priority and will be subject to cutback pro rata based on the number of Registrable Shares then held by such selling Stockholders (up to the number of Registrable Shares initially requested by them to be included in such offering). To the extent of any remaining capacity, any other stockholders having registration rights shall have fourth priority and will be subject to cutback pro rata based on the number of shares of Common Stock then held by each such stockholder. To the extent of any remaining capacity, and only if all Common Stock referred to in the preceding sentence has been included in such registration, any other shares of Common Stock eligible for inclusion in such offering may be included.

(c) In the case of a underwritten offering (including any underwritten shelf takedown) upon the initiative of the Beasley Stockholders, the Beasley Stockholders and the Stockholders shall have first priority and will be subject to cutback pro rata based on the number of shares of Common Stock then held by each such security holder (up to the number of shares of Common Stock initially requested by them to be included in such offering). To the extent of any remaining capacity, the Company will have second priority. To the extent of any remaining capacity, any other stockholders having registration rights shall have third priority and will be subject to cutback pro rata based on the number of shares of Common Stock then held by each such stockholder. To the extent of any remaining capacity, and only if all Common Stock referred to in the preceding sentence has been included in such registration, any other securities eligible for inclusion in such offering may be included.

3.5 Withdrawals. Subject to Section 3.6(b), a Stockholder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the Registrable Shares being offered for its account.

3.6 Expenses.

(a) All expenses incurred by the Company in connection with any registration statement or registered offering covering Registrable Shares held by Stockholders, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and of the independent certified public accountants, and the expense of qualifying such Registrable Shares under state blue sky laws, will be borne by the Company. All underwriters’, brokers’ and dealers’ discounts and commissions and stock transfer taxes applicable to Registrable Shares sold for the account of a Stockholder will be borne by such Stockholder, and the Stockholders shall also bear the fees and expenses of counsel for the Stockholders, the cost and expenses of any aircraft used in connection with any road show presentations requested by the Stockholders and 50% of the costs and expenses of any other travel required in connection with any road show presentations requested by the Stockholders.

(b) Notwithstanding anything to the contrary, the Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or an underwritten shelf takedown begun pursuant to Section 2.1, the request for which has been subsequently withdrawn by the Stockholders or if, as a result of withdrawal by certain

Stockholders, the offering is not reasonably expected to result in aggregate gross proceeds in excess of the applicable minimum amount unless (i) the withdrawal is based upon the occurrence of (1) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over the counter market in the United States, (2) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, or (3) the Company advises the registering Stockholders of any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Company and its subsidiaries taken as a whole, or (ii) Stockholders representing a majority of the Registrable Shares then held by all Stockholders agree to forfeit their right to one underwritten shelf takedown of Registrable Shares included in a shelf registration statement or one requested registration pursuant to Section 2.2, as applicable, in which event such right shall be forfeited by all Stockholders.

ARTICLE IV.

FACILITATING REGISTRATIONS AND OFFERINGS

4.1 General. If the Company becomes obligated under this Agreement to facilitate a registration or offering of Registrable Shares on behalf of any Stockholder, the Company will do so with at least the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of securities for its own account.

4.2 Registration Statements. In connection with each shelf registration statement or registration statement that is demanded by the Stockholders or as to which piggyback rights otherwise apply, the Company will:

(a) (i) as promptly as practicable prepare and file with the Commission a registration statement covering the applicable Registrable Shares, (ii) file amendments thereto as warranted, (iii) use its commercially reasonable efforts to seek the effectiveness thereof, and (iv) file with the Commission prospectuses and prospectus supplements as may be required, all in consultation with the Stockholders and as reasonably necessary in order to permit the offer and sale of the Registrable Shares in accordance with the applicable plan of distribution;

(b) (i) within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Stockholders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Stockholders or the underwriter or the underwriters may request; and, with reasonable prior notice to the Company, make applicable representatives of the Company available for discussion of such documents; (ii) as applicable during any underwritten offering and within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus relating to such underwritten offering, provide copies of such document to counsel for the Stockholders and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Stockholders or such underwriter shall request; and make applicable representatives of the Company available for discussion of such document;

(c) use its commercially reasonable efforts to cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered Registrable Shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) notify each Stockholder promptly, in accordance with Section 7.1, and, if requested by such Stockholder, confirm such advice in writing, (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462 under the Securities Act (or any similar provision then in force), (ii) of the issuance by the Commission or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(e) furnish counsel for each underwriter, if any, and for the Stockholders copies of any correspondence with the Commission or any state securities authority relating to the registration statement or prospectus;

(f) use its commercially reasonable efforts to otherwise comply with all applicable rules and regulations of the Commission, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force); and

(g) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time.

4.3 Registered Offerings and Shelf Takedowns. In connection with any registered offering or shelf takedown that is requested by the Stockholders or as to which piggyback rights otherwise apply, the Company will use reasonable best efforts to:

(a) cooperate with the selling Stockholders and the sole underwriter or managing underwriter of an underwritten offering of Registrable Shares and procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Shares, including (i) with respect to the creation of book-entry positions and the transfer of Registrable Shares in such book-entry form in accordance with any procedures reasonably requested by the Stockholders or the underwriters, if any, or (ii) with respect to the timely preparation and delivery of certificates representing the Registrable Shares to be sold and not bearing any restrictive legends and enabling such Registrable Shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Stockholders or the sole underwriter or managing underwriter of an underwritten offering of Registrable Shares, if any, may reasonably request at least three days prior to any sale of such Registrable Shares;

(b) furnish to each Stockholder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Stockholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares; and the Company hereby consents to the use, subject to the other terms of this Agreement, of such prospectus, including each preliminary prospectus, by each such Stockholder and underwriter in connection with the offering and sale of the Registrable Shares covered by such prospectus or the preliminary prospectus;

(c) (i) register or qualify the Registrable Shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Stockholder holding Registrable Shares covered by a registration statement, shall reasonably request; (ii) keep each such registration or qualification effective during the period such registration statement is required to be kept effective so long as any Registrable Shares remain subject to this Agreement; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Stockholder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Stockholder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Shares in connection therewith) in any such jurisdiction;

(d) cause all Registrable Shares being sold to be qualified for inclusion in or listed on the NASDAQ stock market or any other U.S. securities exchange on which common shares issued by the Company are then so qualified or listed if so requested by the Stockholders, or if so requested by the underwriter or underwriters of an underwritten offering of Registrable Shares, if any;

(e) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(f) in connection with any underwritten offering, facilitate the distribution and sale of any Registrable Shares to be offered pursuant to this Agreement, including, without limitation, by meeting with analysts and rating agencies, making road show presentations, holding meetings with and making calls to potential investors that may be reasonably requested by the managing underwriter or underwriters in any such underwritten offering and taking such other actions as shall be reasonably requested by the Stockholders or the managing underwriters of an underwritten offering; provided that the Company shall not be required to participate in more than one road show requested by any Stockholders within any 180-day period; and

(g) enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained in customary underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Shares and in connection therewith:

1. make such representations and warranties to the selling Stockholders and the underwriters, if any, in form, substance and scope as are consistent with those included in customary underwriting agreements;

2. obtain opinions of counsel to the Company and updates thereof (which counsel shall be customary in connection with underwritten offerings and which opinions shall be customary in form and shall cover matters of the type customarily covered in opinions in connection with underwritten offerings addressed to each selling Stockholder and the underwriters, if any; and

3. obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Stockholders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with underwritten offerings.

4.4 Due Diligence. In connection with each underwritten offering of Registrable Shares to be sold by Stockholders, the Company will, in accordance with customary practice and subject to the execution and delivery by the Stockholders of customary confidentiality agreements, make available for inspection by representatives of the Stockholders and underwriters and any counsel or accountant retained by such Stockholder or underwriters relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers and employees of the Company to supply information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise; provided, however, that the Company shall in no event be required to disclose any information that might waive or jeopardize any attorney-client or similar privilege.

4.5 Information from Stockholders ; Other Obligations.

(a) Each Stockholder that holds Registrable Shares covered by any registration statement or prospectus will, as a condition to the Company’s obligations under this Agreement, timely furnish to the Company such information regarding itself as is required to be included in the registration statement, the ownership of Registrable Shares by such Stockholder and the proposed distribution by such Stockholder of such Registrable Shares as the Company may from time to time reasonably request in writing.

(b) Notwithstanding anything to the contrary, a Stockholder may not participate in any underwritten offering hereunder unless such Stockholder (i) agrees to sell such Stockholder’s Registrable Shares on the basis provided in the applicable underwriting arrangements and (ii)

completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Stockholder shall be required to make any representations or warranties to or agreements with the Company or the underwriters in connection with such underwriting agreement other than customary representations, warranties or agreements regarding such Stockholder, such Stockholder’s title to the Registrable Shares and such Stockholder’s intended method of distribution, and the aggregate amount of the liability of such Stockholder in connection with such underwriting agreement shall not exceed such Stockholder’s net proceeds from such underwritten offering.

(c) No Stockholder shall use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Shares without the prior written consent of the Company.

4.6 Piggyback Registration Obligations. Notwithstanding anything to the contrary, the Company shall not be obligated to any Stockholder to effect any registration or offering to which piggyback rights otherwise would apply under this Agreement and shall be entitled to withdraw or terminate any such registration or offering in its sole discretion, without any further obligation to any Stockholder.

4.7 Market Stand-Off. In connection with any underwritten offering (including an underwritten shelf takedown) that is demanded by the Stockholders pursuant to this Agreement, the Company will agree to be bound by customary market stand-off restrictions contained in the underwriting agreement in connection therewith, and will use reasonable best efforts to cause (i) the directors and named executive officers of the Company, (ii) the Beasley Stockholders who are required to file Forms 3, 4 or 5 under Section 16(a) of the Exchange Act and (iii) Robert Beasley to agree to enter into customary “lock-up” agreements in connection therewith; provided that such market stand-off and “lock-up” periods shall not exceed 90 days and shall contain customary exclusions, including, but not limited to, exclusions for sales of shares of Common Stock or Class B Common Stock to cover taxes on vesting of equity awards, estate planning transactions (provided that such transactions are not sales of shares of Common Stock or Class B Common Stock in the market), sales under existing 10b5-1 trading plans and the entry into new 10b5-1 trading plans (so long as (x) such new 10b5-1 trading plans limit the amount of sales in any calendar quarter to $100,000, in the aggregate, and (y) no sales pursuant to such new 10b5-1 trading plans are executed during the lock-up period).

ARTICLE V.

INDEMNIFICATION

5.1 Indemnification by the Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of Registrable Shares held by Stockholders, the Company will hold harmless such Stockholders and each other person, if any, who controls any Stockholder within the meaning of the Securities Act, and such Stockholders or controlling person’s employees, agents, officers, trustees, Affiliates and attorneys against any losses, claims, damages, or liabilities (including reasonable legal fees and costs of court), joint or several, to which such Stockholders or such controlling person or its or their employees, agents, officers, trustees, Affiliates and attorneys may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact (i) contained, on its effective date, in any registration statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or in the final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment or supplement to the final prospectus), or which arise out of or are based upon the omission to state a material fact required to be stated in such prospectus or necessary to make the statements therein not misleading; and will reimburse such Stockholders and each such controlling person and its or their employees, agents, officers, trustees, Affiliates and attorneys for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable to any Stockholder or its controlling persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or omission made in such registration statement or such amendment or supplement, in reliance upon and in conformity with information furnished to the Company in writing by such Stockholder specifically for use in the preparation thereof.

5.2 Indemnification by Stockholders. Each Stockholder will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, each officer of the Company who shall sign the registration statement, and any person who controls the Company within the meaning of the Securities Act and any of their employees, agents, trustees and attorneys, (i) with respect to any statement or omission from such registration statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Stockholder specifically for use in the preparation of such registration statement or amendment or supplement, and (ii) with respect to any noncompliance by Stockholders with U.S. federal securities laws in effecting the sale or other disposition of the securities covered by such registration statement; provided, however, that the obligation to indemnify shall be individual, not joint and several, for each Stockholder and shall be limited to the net amount of proceeds received by such Stockholder from the sale of Registrable Shares pursuant to such registration statement or amendment or supplement thereto.

5.3 Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article V, the indemnified party will, if a resulting claim is to be made or may be made against an indemnifying party, give written notice to the indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article V, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense subject to the following sentence. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (which may not be unreasonably withheld, conditioned or delayed). No indemnifying party will, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

5.4 Contribution. If the indemnification required by this Article V from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying and indemnified parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5.4. Notwithstanding the provisions of this Section 5.4, no Stockholder shall be required to contribute any amount in excess of the net proceeds received by such Stockholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.

ARTICLE VI.

OTHER AGREEMENTS

6.1 Transfer of Rights. Any Stockholder may transfer all or any portion of its rights under this Agreement to a transferee of Registrable Shares held by such Stockholder if such transferee is an Approved Greater Media Transferee. Any transfer of registration rights under this Section 6.1 will be effective upon receipt by the Company of (i) written notice from such transferring Stockholder stating the name and address of any transferee and identifying the number of Registrable Shares with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a written agreement from such transferee to be bound by the terms of this Agreement in the form set forth on Exhibit A hereto.

6.2 Rule 144. If the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will use its commercially reasonable efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Stockholder, use its commercially reasonable efforts to make publicly available such information) and it will take such further action as any Stockholder may reasonably request, with a view to making available to such Stockholder the benefits provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

6.3 Legend Removal. The Company shall, upon the written request of any Stockholder and to the extent such legends are no longer applicable, promptly deliver to the Company’s transfer agent an instruction letter directing such transfer agent (a) to remove any restrictive legends from any certificate or book-entry account statement representing the Registrable Shares and (b) if required by the transfer agent, to accept an opinion of counsel in respect of such Stockholder’s Registrable Shares in connection therewith.

ARTICLE VII.

MISCELLANEOUS

7.1 Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by facsimile or email (in each case in this clause (iv), solely if receipt is confirmed), addressed as follows:

(a)	if to the Company, to:

Beasley Broadcast Group, Inc.

3033 Riviera Drive, Suite 200

Naples, FL 34103

Attention:     Caroline Beasley; Joyce Fitch

Fax:              (239) 263-8191

Telephone:   (239) 263-5000

Email:          caroline@bbgi.com; joyce@bbgi.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

555 Eleventh Street, N.W., Suite 1000

Washington, D.C. 20004-1304

Attention: Marc A. Granger; Brian Miller

Fax:              (202) 637-2201

Telephone:   (202) 637-2200

Email:          marc.granger@lw.com and brian.miller@lw.com

(b)	if to any Stockholder, to such address as may be designated in writing on or after the date of this Agreement with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, NY 10022

Attention:     Richard D. Bohm

Fax:              (212) 909-6836

Telephone:   (212) 909-6000

E-mail:         rdbohm@debevoise.com

The failure to provide notice in accordance with the required timing, if any, set forth herein shall affect the rights of the party providing such notice only to the extent that such delay actually prejudices the rights of the party receiving such notice.

7.2 Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7.4 Consent to Jurisdiction and Service of Process. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any courts thereof in any action or proceeding arising out of or relating to this Agreement.

7.5 Enforcement. The parties hereto agree that irreparable damage would occur, and that the parties would not have any adequate remedy at law, in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages or otherwise, in addition to any other remedy to which any party is entitled at law or in equity. Each party agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

7.6 Amendments. This Agreement may be amended only by an instrument in writing executed by the Company and BFTW LLC. Any such amendment will apply to all Stockholders equally, without distinguishing between them.

7.7 Termination. This Agreement will terminate as to any Stockholder upon the earlier to occur of (i) when such Stockholder no longer holds any Registrable Shares or (ii) on the date that is six years following the date that the Initial Shelf registration statement filed pursuant to this Agreement is declared effective by the Commission.

7.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby.

7.9 Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

7.10 No Inconsistent Agreements. The Company shall not enter into any registration rights agreement with respect to the Common Stock (i) that, if at the time of entrance into such agreement the Stockholders collectively own at least 10% of Company’s outstanding shares of Common Stock and Class B Common Stock, in the aggregate, provides other security holders priority to register and sell shares of Common Stock ahead of the Stockholders or (ii) that in any event is inconsistent with or violates the rights granted to the Stockholders by this Agreement.

7.11 Counterparts. This Agreement may be executed and delivered in multiple counterparts, including by means of facsimile and electronic mail, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

BEASLEY BROADCAST GROUP, INC.

By:	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Interim Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Signature Page to Registration Rights Agreement

BFTW LLC

By:	/s/ Peter A. Bordes, Jr.
Name:	Peter A. Bordes, Jr.
Title:	Manager

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Manager

By:	/s/ Stephanie Bordes
Name:	Stephanie Bordes
Title:	Manager

Signature Page to Registration Rights Agreement

PETER A. BORDES MARITAL TRUST

By:	/s/ Peter A. Bordes, Jr.
Name:	Peter A. Bordes, Jr.
Title:	Trustee

By:	/s/ Stephanie Bordes
Name:	Stephanie Bordes
Title:	Trustee

By:	/s/ Stephen Bordes
Name:	Stephen Bordes
Title:	Trustee

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES REVOCABLE TRUST

By:	/s/ Peter A. Bordes, Jr.
Name:	Peter A. Bordes, Jr.
Title:	Trustee

By:	/s/ Stephanie Bordes
Name:	Stephanie Bordes
Title:	Trustee

By:	/s/ Stephen Bordes
Name:	Stephen Bordes
Title:	Trustee

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

By:	/s/ John D. Bennett
Name:	John D. Bennett
Title:	Managing Director of JP Morgan Chase Bank, N.A., as Trustee

Signature Page to Registration Rights Agreement

STEPHANIE BORDES 2009 GIFT TRUST

By:	/s/ Stephanie Bordes
Name:	Stephanie Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

STEPHEN BORDES 2009 GIFT TRUST

By:	/s/ Stephen Bordes
Name:	Stephen Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

CRISTINA BORDES 2009 GIFT TRUST

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

PETER A. BORDES, JR. 2009 GIFT TRUST

By:	/s/ Peter A. Bordes, Jr.
Name:	Peter A. Bordes, Jr.
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2013 GRAT # 4

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2013 GRAT # 5

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2014 GRAT # 4

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2014 GRAT # 6

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2014 GRAT # 7

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2015 GRAT # 1

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2015 GRAT # 4

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2015 GRAT # 5

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2015 GRAT # 7

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2016 GRAT # 2

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2016 GRAT # 3

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

LEE BORDES 2015 GRAT # 6

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

Signature Page to Registration Rights Agreement

Exhibit A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of November 1, 2016 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Beasley Broadcast Group, Inc., a Delaware corporation (the “Company”), BFTW LLC, a Delaware limited liability company (“BFTW LLC”) and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Stockholder of Registrable Shares in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Shares under the Registration Rights Agreement to the extent provided therein. The Company is directed to add the address below the undersigned’s signature on this Joinder to Schedule A attached to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the      day of             , 20    .

Signature of Stockholder

Print Name of Stockholder
Its:

Address:

Agreed and Accepted as of
, 20

Beasley Broadcast Group, Inc.

By:
Name:
Its: